SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  August 18, 2003
(Date of earliest event reported)

Commission File No. 333-90830

                        Asset Backed Funding Corporation
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       Delaware                                              75-2533468
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(State of Incorporation)                                 (I.R.S. Employer
Identification No.)

214 North Tryon Street
Charlotte, North Carolina                                      28255
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Address of principal executive offices                      (Zip Code)

                                 (704) 386-2400
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               Registrant's Telephone Number, including area code


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   (Former name, former address and former fiscal year, if changed since last report)

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ITEM 5.       Other Events

      Attached as an exhibit are the Collateral Term Sheets (as each are defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Banc of America Securities LLC, which are hereby filed pursuant to such letter.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                Description
-----------                                -----------
(99)                                Collateral Term Sheets
                                    prepared by Banc of America
                                    Securities LLC in connection with
                                    ABFC Asset-Backed Certificates,
                                    Series 2003-OPT1

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ASSET BACKED FUNDING CORPORATION

August 18, 2003

                                   By:    /s/ Mary E. Rapoport
                                          ------------------------------------
                                   Name:  Mary E. Rapoport
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------
(99)                    Collateral Term Sheets                         E
                        prepared by Banc of America
                        Securities LLC in connection
                        with ABFC Asset-Backed
                        Certificates, Series 2003-OPT1